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                                                                    EXHIBIT 3.4

                 ATLANTIC STATES MICROWAVE TRANSMISSION COMPANY
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                                  B Y - L A W S
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                                    ARTICLE I

                                     OFFICES

                  Section 1. The principal office shall be in the City of Reno, County of Washoe, State of Nevada.

                  Section 2. The corporation may also have offices at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

                  Section 1. All annual meetings of the stockholders shall be held within or without the State of Nevada. Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

                  Section 2. Annual meetings of stockholders, commencing with the year 1985, shall be held on the third Wednesday of June, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 9:30 A.M., at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

                  Section 3. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the
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president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

                  Section 4. Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

                  Section 5. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

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                  Section 6. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

                  Section 7. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote s required in which case such express provision shall govern and control the decision of such question.

                  Section 8. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

                  Section 9. At any meeting of the stockholders, any stockholder may be represented and voted by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of

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such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

                  Section 10. Any action, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

                                   ARTICLE III
                                    DIRECTORS

                  Section 1. The number of directors shall be neither more than seven (7) nor less than five (5). The number of directors which shall constitute the whole board shall be six (6). The number of directors shall be elected at the annual meeting of the stockholders, and except as provided in
Section 2 of this article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

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                  Section 2. Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. When one or more directors shall give notice of his or their resignation to the board, effective at a future date, the board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of the office of the resigning director of directors.

                  Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                  Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Nevada.

                       MEETINGS OF THE BOARD OF DIRECTORS

                  Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter

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provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

                  Section 6. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

                  Section 7. Special meetings of the board of directors may be called by the president or secretary on the written request of two directors. Written notice of special meetings of the board of directors shall be given to each director at least one (1) day before the date of the meeting.

                  Section 8. A majority of the board of directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

                             COMMITTEES OF DIRECTORS

                  Section 9. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all

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papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

                  Section 10. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

                            COMPENSATION OF DIRECTORS

                  Section 11. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV
                                     NOTICES

                  Section 1. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram.

                  Section 2. Whenever all parties entitled to vote at any meting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking

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part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meetings; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

                  Section 3. Whenever any notice whatever is required to be given under the provisions of the statutes, of the articles of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V
                                    OFFICERS

                  Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice president, a secretary and a treasurer. Any person may hold two or more offices.

                  Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board.

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                  Section 3. The board of directors may appoint additional vice presidents, and assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

                  Section 4. The salaries of all officer and agents of the corporation shall be fixed by the board of directors.

                  Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

                                  THE PRESIDENT

                  Section 6. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the board of directors are carried into effect.

                  Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.


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                               THE VICE PRESIDENT

                  Section 8. The vice president shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors may from time to time prescribe.

                                  THE SECRETARY

                  Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

                                  THE TREASURER

                  Section 10. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name

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and to the credit of the corporation in such depositories as may be designated by the board of directors.

                  Section 11. He shall disburse the funds of the corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the board, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

                  Section 12. If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                                   ARTICLE VI
                              CERTIFICATES OF STOCK

                  Section 1. Every stockholder shall be entitled to have a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon

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request and without charge, a full or summary statement of the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate shall set forth in full or summarize the rights of the holders of such stock.

                  Section 2. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be the officer or officers of such corporation.

                                LOST CERTIFICATES

                  Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new

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certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                                TRANSFER OF STOCK

                  Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                            CLOSING OF TRANSFER BOOKS

                  Section 5. The directors may prescribe a period not exceeding sixty days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than sixty days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.


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                             REGISTERED STOCKHOLDERS

                  Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                                   ARTICLE VII
                               GENERAL PROVISIONS
                                    DIVIDENDS

                  Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

                  Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.


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                                     CHECKS

                  Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

                  Section 4. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

                  Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

                                  ARTICLE VIII
                                   AMENDMENTS

                  Section 1. These by-laws may be altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.


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                  CENTRAL STATES MICROWAVE TRANSMISSION COMPANY

                                    * * * * *

                                   REGULATIONS

                                    * * * * *


                                    ARTICLE I

                                     OFFICES

                  Section 1. The principal office shall be in the City of Cleveland, County of Cuyahoga, State of Ohio.

                  Section 2. The corporation may also have offices at such other places as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                             SHAREHOLDERS' MEETINGS

                  Section 1. Meetings of the shareholders shall be in the City of Los Angeles, County of Los Angeles, State of California or any other location in the United States.

                  Section 2. An annual meeting of the shareholders, commencing with the year 1983, shall be held on the third Wednesday of June in each year if not a legal holiday, and, if a legal holiday, then on the next secular day following at 9:30 a.m., when they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.
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                  Section 3. Written notice stating the time, place and purpose of a meeting of the shareholders shall be given either by personal delivery or by mail not less than seven (7) nor more than fifty (5) days before the date of the meeting to each shareholder of record entitled to notice of the meeting by or at the direction of the president or a vice president or the secretary or an assistant secretary. If mailed, such notice shall be addressed to the shareholder at his address as it appears on the records of the corporation. Notice of adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at such meeting.

                  Section 4. Meetings of the shareholders may be called by the president or a vice president, or the directors by action at a meeting, or a majority of the directors acting without a meeting or by the secretary of the corporation upon the order of the board of directors, or by the persons who hold twenty-five per cent of all the shares outstanding and entitled to vote thereat. Upon the request in writing delivered either in person or by registered mail to the president or secretary by any person or by registered mail to the president or secretary by any persons entitled to call a meeting of the shareholders, such officer shall forthwith cause notice to be given to the shareholders entitled thereto. If such request be refused, then the persons making such request may call a meeting by giving notice in the manner provided in these regulations.

                  Section 5. Business transacted at any special meeting of shareholders shall be confined to the purposes stated in the notice.

                  Section 6. Upon request of any shareholders at any meeting of shareholders, there shall be produced at such meeting an alphabetically arranged list, or classified lists, of the shareholders of record as of the record date of such meeting, who are entitled to vote,

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showing their respective addresses and the number and class of shares held by each. Such list or lists when certified by the officer or agent in charge of the transfers of shares shall be prima-facie evidence of the facts shown therein.

                  Section 7. The holders of majority of the shares issued and outstanding having voting power, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business, except that at any meeting of shareholders called to take any action which is authorized or regulated by statute, in order to constitute a quorum, there shall be present in person or represented by proxy the holders of record of shares entitling them to exercise the voting power required by statute, the articles of incorporation, or these regulations, to authorize or take the action proposed or stated in the notice of the meeting. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

                  Section 8. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the articles of

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incorporation or of these regulations, a different vote is required, in which case such express provision shall govern and control the decision of such question.

                  Section 9. At every meeting of shareholders, each outstanding share having voting power shall entitle the holder thereof to one vote on each matter properly submitted to the shareholders, subject to the provisions with respect to cumulative voting set forth in this section. If notice in writing is given by any shareholder to the president, a vice president or the secretary, not less than forty-eight hours before the time fixed for holding a meeting of the shareholders for the purpose of electing directors if notice of such meeting shall have been given at least ten days prior thereto, and otherwise not less than twenty-four hours before such time, that he desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the chairman or secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses and to give one candidate as many votes as the number of directors to be elected multiplied by the number of his votes equals, or to distribute his votes on the same principle among two or more candidate, as he sees fit. A shareholder shall be entitled to vote even though his shares have not been fully paid, but shares upon which an installment of the purchase price is overdue and unpaid shall not be voted.

                  Section 10. A person who is entitled to attend a shareholders' meeting, to vote thereat, or to execute consents, waivers, or releases, may be represented at such meeting or vote thereat, and execute consents, waivers, and releases, and exercise any of his other rights, by proxy or proxies appointed by a writing signed by such person. A telegram or

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cablegram appearing to have been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of a writing, appointing a proxy is sufficient writing. No appointment of a proxy shall be valid after the expiration of eleven months after it is made unless the writing specifies the date on which it is to expire or the length of time it is to continue in force.

                  Section 11. Unless the articles or these regulations prohibit the authorization or taking of any action of the shareholders without a meeting, any action which may be authorized or taken at a meeting of the shareholders may be authorized or taken at a meeting if the shareholders may be authorized or taken without a meeting with the affirmative vote, or approval of, and in a writing or writings signed by all the shareholders who would be entitled to notice of a meeting of the shareholders held for such purpose, which writing or writings shall be filed with or entered upon the records of the corporation.

                                   ARTICLE III
                                    DIRECTORS

                  Section 1. The number of directors may be fixed from time to time by resolution of the Board of Directors, but shall be not less than five
(5) and not more than seven (7). The number of directors which shall constitute the whole board shall be six (6). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director shall hold office until his successor is elected and qualified. Directors need not be stockholders. The initial number of directors which shall constitute the whole board shall be six (6).

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                  Section 2. If the office of any director or directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, the remaining directors, though less than a quorum, shall by a vote of a majority of their number, choose a successor or successors, who shall hold office for the unexpired term in respect to which such vacancy occurred.

                  Section 3. For their own government the directors may adopt by-laws not inconsistent with the articles of incorporation or these regulations.

                  Section 4. The directors may hold their meeting, and keep the books of the corporation, outside the State of Ohio, at such places as they may from time to time determine but, if no transfer agent is appointed to act for the corporation in Ohio, it shall keep an office in Ohio at which shares shall be transferrable and at which it shall keep books in which shall be recorded the names and addresses of all shareholders and all transfers of shares.

                                   COMMITTEES

                  Section 5. The directors may at any time elect three or more of their number as an executive committee or other committees, which shall, in the interval between meetings of the board of directors, exercise such powers and perform such duties as may from time to time be prescribed by the board of directors. At such committee shall be subject at all times to the control and direction of the board of directors. Unless otherwise ordered by the board of directors, any such committee may act by a majority of its members at a meeting or by a writing or writings signed by all its members. An act or authorization of an act by any

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such committee within the authority delegated to it shall be as effective for all purposes as the act or authorization of the board of directors.

                  Section 6. The committee shall keep regular minutes of their proceedings and report the same to the board when required.

                            COMPENSATION OF DIRECTORS

                  Section 7. Directors, as such, shall not receive any stated salary for their services but, by resolution of the board, a fixed sum, and expenses of attendance if any, may be allowed for attendance at each regular or special meeting of the board; provided that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                  Section 8. Members of the executive committee or other committees may be allowed like compensation for attending committee meetings.

                              MEETINGS OF THE BOARD

                  Section 9. The first meeting of each newly elected board other than the board first elected shall be held at such time and place, either within or without the State of Ohio, as shall be fixed by the vote of the shareholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or they may meet at such place and time as shall be fixed by the consent in writing of all the directors given either before or after the meeting.

                  Section 10. Regular meetings of the board of directors may be held at such time and place, either within or without the State of Ohio, as shall be determined by the board.

                  Section 11. Special meetings of the board of directors may be called by the president, any vice president, or by two directors on two days' notice to each director, either delivered personally or sent by mail, telegram or cablegram. The notice need not specify the purposes of the meeting.

                  Section 12. At all meetings of the board majority directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation or by these regulations. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, until a quorum shall be present. Notice of adjournment of a meeting need not be given to absent directors if the time and place are fixed at the meeting adjourned.

                  Section 13. Unless the articles or these regulations prohibit the authorization or taking of any action of the directors without a meeting, any action which may be authorized or taken at a meeting of the directors may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by all the directors, which writing or writings shall be filed with or entered upon the records of the corporation.

                              REMOVAL OF DIRECTORS

                  Section 14. All the directors, or all the directors of a particular class, if any, or any individual director may be removed from office, without assigning any cause, by the vote of the holders of a majority of the voting power entitling them to elect directors in place of those to be removed, provided that unless all the directors, or all the directors of a particular class, if any, are removed, no individual director shall be removed in case the votes of a sufficient number of shares are cast against his removal which, is cumulatively voted at an election of all the directors, or all the directors of a particular class, if any, as the case may be, would be sufficient to elect at least one director. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed. Failure to elect a director to fill the unexpired term of any director removed shall be deemed to create a vacancy in the board.

                                   ARTICLE IV
                                     NOTICES

                  Section 1. Notices to directors and shareholders shall be in writing and delivered personally or mailed to the directors or shareholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram or telephone.

                  Section 2. Notice of the time, place and purposes of any meeting of shareholders or directors as the case may be, whether required by law, the articles of incorporation or these regulations, may be waived in writing, either before or after the holding of such meeting, by any shareholder, or by any director, which writing shall be filed with or entered upon the records of the meeting.

                                    ARTICLE V
                                    OFFICERS

                  Section 1. The officers of the corporation shall be chosen by the directors and shall be a president, a vice president, a secretary and a treasurer. The board of directors may also choose additional vice presidents, and one or more assistant secretaries and assistant treasurers. Any two or more of such offices except the offices of president and vice president, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law or by these regulations to be executed, acknowledged or verified by any two or more officers.

                  Section 2. The board of directors at its first meeting after each annual meeting of shareholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board.

                  Section 3. The board may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

                  Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

                  Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the whole board of directors. If the office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the board of directors.

                                  THE PRESIDENT

                  Section 6. The president shall be the chief executive officer of the corporation; he shall preside at all meetings of the shareholders and directors, shall be ex officio a member of the executive committee or any other committee, shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the board are carried into effect.

                  Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                               THE VICE PRESIDENTS

                  Section 8. The vice presidents in the order of their seniority, unless otherwise determined by the board of directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president. They shall perform such other duties as the board of directors may from time to time prescribe.

                     THE SECRETARY AND ASSISTANT SECRETARIES

                  Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the shareholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

                  Section 10. The assistant secretaries in the order of their seniority unless otherwise determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

                  Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

                  Section 12. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

                  Section 13. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                  Section 14. The assistant treasurers in the order of their seniority, unless otherwise determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE VI
                              CERTIFICATES OF STOCK

                  Section 1. Each holder of shares is entitled to one or more certificates, signed by the president or a vice president and by the secretary, an assistant secretary, the treasurer, or an assistant treasurer of the corporation, which shall certify the number and class of shares held by him in the corporation. Every certificate shall state that the corporation is organized under the laws of Ohio, the name of the person to whom the shares represented by the certificate are issued, the number of shares represented by the certificate, and the par value of each share represented by it or that the shares are without par value, and if the shares are classified, the designation of the class, and the series, if any, of the shares represented by the certificate. There shall also be stated on the face or back of the certificate the express terms, if any, of the shares represented by the certificate and of the other class or classes and series of shares, if any, which the corporation is authorized to issue, or a summary of such express terms, or that the corporation will mail to the shareholder a copy of such express terms without charge within five days after receipt of written request therefor, or that a copy of such express terms is attached to and by reference made a part of such certificate and that the corporation will mail to the shareholder a copy of such express terms without charge within five days after receipt of written request therefore if the copy has become detached from the certificate.

                  Section 2. In case of the restriction on transferability of shares or reservation of lien thereon, the certificate representing such shares shall set forth on the face or back thereof the statements required by the General Corporation Law of Ohio to make such restrictions or reservations effective.

                  Section 3. Where a certificate is countersigned by an incorporated transfer agent or registrar, the signature of any of the officers specified in Section 1 of this article may be facsimile, engraved, stamped, or printed. Although any officer of the corporation, whose manual or facsimile signature has been placed upon such certificate, ceases to be such officer before the certificate is delivered, such certificate nevertheless shall be effective in all respects when delivered.

                                LOST CERTIFICATES

                  Section 4. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the sam in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                                TRANSFER OF STOCK

                  Section 5. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the older certificate and record the transaction upon its books.

                  Section 6. For any lawful purpose, including without limitation, (1) the determination of the shareholders who are entitled to receive notice of or to vote at a meeting of shareholders; (2) receive payment of any dividend or distribution; (3) receive or exercise rights of purchase of or subscription for, or exchange or conversion of, shares or other securities, subject to contract rights with respect thereto; or (4) participate in the execution of written consents, waivers, or releases, the directors may fix a record date which shall not be a date earlier than the date on which the record date is fixed and, in the cases provided for in clauses (1), (2) and (3) above, shall not be more than sixty days, preceding the date of the meeting of the shareholders, or the date fixed for the payment of any dividend or distribution, or the date fixed for the receipt or the exercise of rights, as the case may be.

                  Section 7. If a meeting of the shareholders is called by persons entitled to call the same, or action is taken by shareholders without a meeting, and if the directors fail or refuse, within such time as the persons calling such meeting or initiating such other action may request, to fix a record date for the purpose of determining the shareholders entitled to receive notice of or vote at such meeting, or to participate in the execution of written consents, waivers, or releases, then the persons calling such meeting or initiating such other action may fix a record date for such purposes, subject to the limitations set forth in Section 6 of this article.

                  Section 8. The record date for the purpose of clause (1) of
Section 6 of this article shall continue to be the record date for all adjournments of such meeting, unless the directors or the persons who shall have fixed the original record date shall, subject to the limitations set forth in
Section 6 of this article, fix another date, and in case a new record date is so fixed, notice thereof and of the date to which the meeting shall have been adjourned shall be given to shareholders of record as of said date in accordance with the same requirements as those applying to a meeting newly called.

                  Section 9. The directors may close the share transfer books against transfers of shares during the whole or any part of the period provided for in Section 6 of this article, including the date of the meeting of the shareholders and the period ending with the date, if any, to which adjourned. If no record date is fixed therefor, the record date for determining the shareholders who are entitled to receive notice of, or who are entitled to vote at, a meeting of shareholders, shall be the date next preceding the day on which notice is given, or the date next preceding the day on which the meeting is held, as the case may be.

                  Section 10. The corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividend, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Ohio.

                                   ARTICLE VII
                               GENERAL PROVISIONS
                                    DIVIDENDS

                  Section 1. The board of directors may declare and the corporation may pay dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of its articles of incorporation.

                  Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                ANNUAL STATEMENT

                  Section 3. At the annual meeting of shareholders, or the meeting held in lieu thereof, the corporation shall prepare and lay before the shareholders a financial statement consisting of: A balance sheet containing a summary of the assets, liabilities, stated capital, and surplus (showing separately any capital surplus arising from unrealized appreciation of assets, other capital surplus, and earned surplus) of the corporation as of a date not more than four months before such meeting; if such meeting is an adjourned meeting, said balance sheet may be as of a date not more than four months before the date of the meeting as originally convened; and a statement of profit and loss and surplus, including a summary of profits, dividends paid, and other changes in the surplus accounts of the corporation for the period commencing with the date marking the end of the period for which the last preceding statement of profit and loss required under this section was made and ending with the date of said balance sheet, or in the case of the first statement of profit and loss, from the incorporation of the corporation to the date of said balance sheet.

                  The financial statement shall have appended thereto a certificate signed by the president or a vice president or the treasurer or an assistant treasurer or by a public accountant or firm of public accountants to the effect that the financial statement presents fairly the position of the corporation and the results of its operations in conformity with generally accepted accounting principles applied on a basis consistent for the period covered thereby, or such other certificate as is in accordance with sound accounting practice.

                  Section 4. Upon the written request of any shareholder made within sixty days after notice of any such meeting has been given, the corporation, not later than the fifth day after receiving such request or the fifth day before such meeting, whichever is the later date, shall mail to such shareholder a copy of such financial statement.

                                     CHECKS

                  Section 5. All checks or demands for money and notes of the corporation shall be signed by such officer or officers as the board of directors may from time to time designate.

                                   FISCAL YEAR

                  Section 6. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

                  Section 7. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Ohio". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                  ARTICLE VIII
                                   AMENDMENTS

                  Section 1. These regulations may be amended or new regulations adopted by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power on such proposal, at any regular meeting of the shareholders, or at any special meeting of the shareholders if notice of the proposal to amend or add to the regulations be contained in the notice of the meeting, or, without a meeting, by the written consent of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal.

                 TIMES MIRROR MICROWAVE COMMUNICATIONS COMPANY*

                                    * * * * *

                                  B Y - L A W S

                                    * * * * *


                                    ARTICLE I

                                     OFFICES

                  Section 1. The principal office shall be in the City of Reno, County of Washoe, State of Nevada.

                  Section 2. The corporation may also have offices at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

                  Section 1. All annual meetings of the stockholders shall be held in the City of Irvine, State of California. Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.


- --------
*                 Name changed to Communications Transmission, Inc.
on July 30, 1986, to Communications Transmission Group, Inc. on August 12, 1987 and to IXC Carrier, Inc. on March 21, 1995.

                  Section 2. Annual meetings of stockholders, commencing with the year 1983, shall be held on a the third Wednesday of June, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 9:30 a.m., at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

                  Section 3. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

                  Section 4. Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other persons or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

                  Section 5. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

                  Section 6. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

                  Section 7. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question.

                  Section 8. Except as hereinafter provided, every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation. At all elections of directors each holder of stock possessing voting power shall be entitled to as many votes as shall equal the number of his shares of stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for or any two or more of them, as he may see fit.

                  Section 9. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

                  Section 10. Any action, except election of directors, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

                                   ARTICLE III
                                    DIRECTORS

                  Section 1. The number of directors may be fixed from time to time by resolution of the Board of Directors, but shall be not less than five
(5) and not more than seven (7). The number of directors which shall constitute the whole board shall be six (6). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director shall hold office until his successor is elected and qualified. Directors need not be stockholders.

                  Section 2. Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. When one or more directors shall give notice of his or their resignation to the board, effective at a future date, the board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

                  Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                  Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Nevada.

                       MEETINGS OF THE BOARD OF DIRECTORS

                  Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

                  Section 6. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

                  Section 7. Special meetings of the board of directors may be called by the president or secretary on the written request of two directors. Written notice of special meetings of the board of directors shall be given to each director at least no days before the date of the meeting.

                  Section 8. A majority of the board of directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

                             COMMITTEES OF DIRECTORS

                  Section 9. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

                  Section 10. The committee shall keep regular minutes of their proceedings and report the same to the board when required.

                            COMPENSATION OF DIRECTORS

                  Section 11. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV
                                     NOTICES

                  Section 1. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram.

                  Section 2. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meetings; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

                  Section 3. Whenever any notice whatever is required to be given under the provisions of the statutes, of the articles of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V
                                    OFFICERS

                  Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice president, a secretary and a treasurer. Any person may hold two or more offices.

                  Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board.

                  Section 3. The board of directors may appoint additional vice presidents, and assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

                  Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

                  Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

                                  THE PRESIDENT

                  Section 6. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the board of directors are carried into effect.

                  Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                               THE VICE PRESIDENT

                  Section 8. The vice president shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors may from time to time prescribe.

                                  THE SECRETARY

                  Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

                                  THE TREASURER

                  Section 10. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

                  Section 11. He shall disburse the funds of the corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the board, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

                  Section 12. If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                                   ARTICLE VI
                              CERTIFICATES OF STOCK

                  Section 1. Every stockholder shall be entitled to have a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate shall set forth in full or summarize the rights of the holders of such stock.

                  Section 2. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures. In case any officers or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be the officer or officers of such corporation.

                                LOST CERTIFICATES

                  Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                                TRANSFER OF STOCK

                  Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the older certificate and record the transaction upon its books.

                            CLOSING OF TRANSFER BOOKS

                  Section 5. The directors may prescribe a period not exceeding sixty days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than sixty days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of records on such day shall be entitled to notice or to vote at such meeting.

                             REGISTERED STOCKHOLDERS

                  Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                                   ARTICLE VII
                               GENERAL PROVISIONS
                                    DIVIDENDS

                  Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

                  Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

                                     CHECKS

                  Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

                  Section 4. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

                  Section 5. The corporation seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

                                  ARTICLE VIII
                                   AMENDMENTS

                  Section 1. These by-laws may be altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.

                             IXC LONG DISTANCE, INC.

                                     BYLAWS


                                    ARTICLE I

                                     OFFICES

                  Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

                  Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  Section 1. All meetings of the stockholders for the election of directors shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

                  Section 2. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which the stockholders shall elect directors by a plurality vote, and transact such other business as may properly be brought before the meeting.

                  Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

                  Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

                  Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty
(60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

                  Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

                  Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if at the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

                  Section 10. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

                  Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                   ARTICLE III

                                    DIRECTORS

                  Section 1. The number of directors may be fixed from time to time by resolution of the Board of Directors, but shall be not less than five
(5) and not more than seven (7). The number of directors which shall constitute the whole board shall be six (6). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

                  Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are not directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy of any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

                  Section 3. The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

                  Section 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

                  Section 5. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

                  Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

                  Section 7. Special meetings of the board may be called by the president on one (1) day's notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

                  Section 8. At all meetings of the board a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  Section 9. Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

                  Section 10. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.


                             COMMITTEES OF DIRECTORS

                  Section 11. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such person or persons constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

                  Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, removing or indemnifying directors or amending the Bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

                  Section 12. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                            COMPENSATION OF DIRECTORS

                  Section 13. Unless otherwise restricted by the certificate of incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

                  Section 14. Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.


                                   ARTICLE IV

                                     NOTICES

                  Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing and will be deemed to have been duly given if personally delivered or sent by United States mail (addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid), or by telegram, telex or facsimile confirmed by letter, and will be deemed given, unless earlier received, if by mail, at the time when the same shall be deposited in the United States mail, and if by telegram, telex or facsimile, on the day such confirmation letter shall be deposited in the United States mail.

                  Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

                  Section 1. The officers of the corporation shall be a president, a chief financial officer, one or more vice presidents and a secretary. The corporation may also have, at the discretion of the Board of Directors, a chief executive officer, a corporate controller, one or more assistant vice presidents, one or more assistant secretaries and such other officers as may be appointed in accordance with the provisions hereof. One person may hold two or more offices. The salaries of all officers of the corporation shall be fixed by the Board of Directors.

                  Section 2. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or
Section 5 of this Article V, shall be chosen annually by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his or her successor shall be elected and qualified.

                  Section 3. The Board of Directors may appoint such other officers as the business of the corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors or the president may from time to time specify, and shall hold office until he or she shall resign or shall be removed or otherwise disqualified to serve.

                  Section 4. Any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board of Directors or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power or removal may be conferred by the Board of Directors.

                  Any officer may resign at any time by giving written notice to the Board of Directors, the chairman of the Board of Directors, if any, the president or the secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  Section 5. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for the regular appointments to such office.


                           THE CHIEF EXECUTIVE OFFICER

                  Section 6. The chief executive officer (if there is such an officer) of the corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the corporation. He or she shall preside at all meetings of stockholders and the Board of Directors. He or she shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and duties with respect to the administration of the business and affairs of the corporation as may from time to time be assigned to him or her by the Board of Directors or as prescribed by these Bylaws. In the absence or disability of the president, the chief executive officer, in addition to his or her assigned duties and powers, shall perform all the duties of the president and when so acting shall have all the powers and be subject to all the restrictions upon the president.

                                  THE PRESIDENT

                  Section 7. The president shall exercise and perform such powers and duties with respect to the administration of the business and affairs of the corporation as may from time to time be assigned to him or her by the chief executive officer (unless the president is also the chief executive officer) or by the Board of Directors or as is prescribed by these Bylaws. In the absence or disability of the chief executive officer, the president shall perform all of the duties of the chief executive officer and when so acting shall have all of the powers and be subject to all the restrictions upon the chief executive officer.

                               THE VICE PRESIDENTS

                  Section 8. The vice presidents shall exercise and perform such powers and duties with respect to the administration of the business and affairs of the corporation as may from time to time be assigned to each of them by the chief executive officer, the president, by the Board of Directors or as is prescribed by these Bylaws. In the absence or disability of the chief executive officer (if there is such an officer) and of the president, the vice presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the vice president designated by the Board of Directors, shall perform all of the duties of the president and when so acting shall have all of the powers of and be subject to all the restrictions upon the president.

                      THE SECRETARY AND ASSISTANT SECRETARY

                  Section 9. The secretary shall keep, or cause to be kept, a book of minutes at the principal office for the transaction of the business of the corporation, or such other place as the Board of Directors may order, of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meeting and the proceedings thereof.

                  Section 10. The secretary shall keep, or cause to be kept, at the principal offices for the transaction of the business of the corporation or at the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

                  Section 11. The secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the Board of Directors required by these Bylaws or by law to be given, and he or she shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws. If for any reason the secretary shall fail to give notice of any special meeting of the Board of Directors called by one or more of the persons identified in Section 7 of Article III of these Bylaws, or if he or she shall fail to give notice of any special meeting of the stockholders called by one or more of the persons identified in Section 5 of Article II of these Bylaws, then any such person or persons may give notice of any such special meeting.

                           THE CHIEF FINANCIAL OFFICER

                  Section 12. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any director.

                  The chief financial officer shall deposit, or cause to be deposited, all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the chief executive officer (if there is such an officer), to the president and to the directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.


                                   ARTICLE VI

                              CERTIFICATE OF STOCK

                  Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice chairman of the Board of Directors, or the chief executive officer, president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

                  Section 2. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

                  Section 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require, and/or to give the corporation a bond in such sum, or other security in such form, as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate claimed to have been lost, stolen or destroyed.

                                TRANSFER OF STOCK

                  Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

                  Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  Section 6. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                  Section 7. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                             REGISTERED STOCKHOLDERS

                  Section 8. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                               GENERAL PROVISIONS

                                    DIVIDENDS

                  Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

                  Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                ANNUAL STATEMENT

                  Section 3. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                     CHECKS

                  Section 4. All checks for demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   FISCAL YEAR

                  Section 5. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                      SEAL

                  Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                WAIVER OF NOTICE

                  Section 7. Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws. Unless either proper notice of a meeting of the Board of Directors, or any committee thereof, has been given or else the persons entitled thereto have waived such notice (either in writing or by attendance as set forth above), any business transacted at such meeting shall be null and void.

                                 INDEMNIFICATION

                  Section 8. The corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware.


                                  ARTICLE VIII

                                   AMENDMENTS

                  Section 1. These Bylaws may be altered, amended or repealed, or new Bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors, if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the certificate of incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

                          LINK-NET INTERNATIONAL, INC.

                                     BY-LAWS


                                    ARTICLE I

                                     OFFICES

         Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. All meetings of the stockholders for the election of directors shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which the stockholders shall elect directors by a plurality vote, and transact such other business as may properly be brought before the meeting.

         Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

         Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

         Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

         Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if at the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 10. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

         Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                   ARTICLE III

                                    DIRECTORS

         Section 1. The number of directors may be fixed from time to time by resolution of the Board of Directors, but shall be either five (5), six (6) or seven (7). The number of directors which shall constitute the whole board shall be six (6). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly executed and shall qualify, unless sooner displaced. If there are not directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy of any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

         Section 3. The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 5. The first meting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         Section 7. Special meetings of the board may be called by the president on one (1) day's notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

         Section 8. At all meetings of the board a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if al members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

         Section 10. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                             COMMITTEES OF DIRECTORS

         Section 11. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such person or persons constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, removing or indemnifying directors or amending the Bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

         Section 12. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                            COMPENSATION OF DIRECTORS

         Section 13. Unless otherwise restricted by the certificate of incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

         Section 14. Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.


                                   ARTICLE IV

                                     NOTICES

         Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing and will be deemed to have been duly given if personally delivered or sent by United States mail (addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid), or by telegram, telex or facsimile confirmed by letter, and will be deemed given, unless earlier received, if by mail, at the time when the same shall be deposited in the United States mail, and if by telegram, telex or facsimile, on the day such confirmation letter shall be deposited in the United States mail.

         Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                    ARTICLE V

                                    OFFICERS

         Section 1. The officers of the corporation shall be a president, a chief financial officer, one or more vice presidents and a secretary. The corporation may also have, at the discretion of the Board of Directors, a chief executive officer, a corporate controller, one or more assistant vice presidents, one or more assistant secretaries and such other officers as may be appointed in accordance with the provisions hereof. One person may hold two or more offices. The salaries of all officers of the corporation shall be fixed by the Board of Directors.

         Section 2. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this
Article V, shall be chosen annually the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his or her successor shall be elected and qualified.

         Section 3. The Board of Directors may appoint such other officers as the business of the corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors or the president may from time to time specify, and shall hold office until he or she shall resign or shall be removed or otherwise disqualified to serve.

         Section 4. Any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board of Directors or, except in case of an officer chosen by the Board of Directors, by an officer upon whom such power or removal may be conferred by the Board of Directors.

         Any officer may resign at any time by giving written notice to the Board of Directors, the chairman of the Board of Directors, if any, the president or the secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for the regular appointments to such office.

                           THE CHIEF EXECUTIVE OFFICER

         Section 6. The chief executive officer (if there is such an officer) of the corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the corporation. He or she shall preside at all meetings of stockholders and the Board of Directors. He or she shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and duties with respect to the administration of the business and affairs of the corporation as may from time to time be assigned to him or her by the Board of Directors or as prescribed by these Bylaws. In the absence or disability of the president, the chief executive officer, in addition to his or her assigned duties and powers, shall perform all the duties of the president and when so acting shall have all the powers and be subject to all the restrictions upon the president.

                                  THE PRESIDENT

         Section 7. The president shall exercise and perform such powers and duties with respect to the administration of the business and affairs of the corporation as may from time to time be assigned to him or her by the chief executive officer (unless the president is also the chief executive officer) or by the Board of Directors as is prescribed by these Bylaws. In the absence or disability of the chief executive officer, the president shall perform all of the duties of the chief executive officer and when so acting shall have all of the powers and be subject to all the restrictions upon the chief executive officer.

                               THE VICE PRESIDENTS

         Section 8. The vice presidents shall exercise and perform such powers and duties with respect to the administration of the business and affairs of the corporation as may from time to time be assigned to each of them by the chief executive officer, the president, by the board of Directors or as is prescribed by these Bylaws. In the absence or disability of the chief executive officer (if there is such an officer) and of the president, the vice presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the vice president designated by the Board of Directors, shall perform all of the duties of the president and when so acting shall have all of the powers of and be subject to all the restrictions upon the president.

                      THE SECRETARY AND ASSISTANT SECRETARY

         Section 9. The secretary shall keep, or cause to be kept, a book of minutes at the principal office for the transaction of the business of the corporation, or such other place as the Board of Directors may order, all of meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meeting and the proceedings thereof.

         Section 10. The secretary shall keep, or cause to be kept, at the principal offices for the transaction of the business of the corporation or at the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

         Section 11. The secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the Board of Directors required by these Bylaws or by law to be given, and he or she shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws. If for any reason the secretary shall fail to give notice of any special meeting of the Board of Directors called by one or more of the persons identified in

Section 7 of Article III of these Bylaws, or if he or she shall fail to give notice of any special meeting of the stockholders called by one or more of the persons identified in Section 5 of Article II of these Bylaws, then any such person or persons may give notice of any such special meeting.

                           THE CHIEF FINANCIAL OFFICER

         Section 12. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit, or cause to be deposited, all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the chief executive officer (if there is such an officer), to the president and to the directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.


                                   ARTICLE VI

                              CERTIFICATE OF STOCK

         Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice chairman of the Board of Directors, or the chief executive officer, president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

         Section 2. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

         Section 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require, and/or to give the corporation a bond in such sum, or other security in such form, as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate claimed to have been lost, stolen or destroyed.

                                TRANSFER OF STOCK

         Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

         Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to bote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 6. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         Section 7. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                             REGISTERED STOCKHOLDERS

         Section 8. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                   ARTICLE VII

                               GENERAL PROVISIONS

                                    DIVIDENDS

         Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                ANNUAL STATEMENT

         Section 3. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                     CHECKS

         Section 4. All checks for demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   FISCAL YEAR

         Section 5. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                      SEAL

         Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal." The Seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                WAIVER OF NOTICE

         Section 7. Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws. Unless either proper notice of a meeting of the Board of Directors, or any committee thereof, has been given or else the persons entitled thereto have waived such notice (either in writing or by attendance as set forth above), any business transacted at such meeting shall be null and void.

                                 INDEMNIFICATION

         Section 8. The corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware.


                                  ARTICLE VIII

                                   AMENDMENTS

         Section 1. These Bylaws may be altered, amended or repealed, or new Bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors, if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the certificate of incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

                          RIO GRANDE TRANSMISSION, INC.

                                     BY-LAWS

                                    ARTICLE I

                                     OFFICES

         Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. All meetings of the stockholders for the election of directors shall be held in the City of Austin, State of Texas, at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual meetings of stockholders, commencing with the year 1987, shall be held on the first Tuesday of September if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 a.m., Austin, Texas time at 3307 Northland Drive, Suite 500, Austin, Texas, or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote of board of directors, and transact such other business as may properly be brought before the meeting.

         Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten 10 or more than 60 days before the date of the meeting.

         Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

         Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than 60 days before the date of the meeting, to each stockholder entitled to vote at such meeting.

         Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If at the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or if the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 10. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by

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
proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

         Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporation action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. The number of directors which shall constitute the whole board shall be not less than five (5) nor greater than seven (7), as specified from time to time by the Board of Directors. The number of directors which shall constitute the whole board shall be six (6). The directors shall be elected at the annual meeting of the stockholders, except for the initial directors named in the Certificate of Incorporation and except as provided in
Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are not directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy of any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

         Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         Section 7. Special meetings of the board may be called by the president on one days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

         Section 8. At all meetings of the board a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

         Section 10. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons

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
participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                             COMMITTEES OF DIRECTORS

         Section 11. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

         Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution for the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

         Section 12. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                            COMPENSATION OF DIRECTORS

         Section 13. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

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
                              REMOVAL OF DIRECTORS

         Section 14. Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire board of directors may be removed, with or without cause by the holders of a majority of shares entitled to vote at an election of directors.

                                   ARTICLE IV

                                     NOTICES

         Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

         Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

         Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

         Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, one or more vice-presidents, a secretary and a treasurer.

         Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

         Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

         Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                            THE CHAIRMAN OF THE BOARD

         Section 6. The chairman of the board, who shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors and shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.

                                  THE PRESIDENT

         Section 7. The president, who shall be the chief operating officer of the corporation, shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                               THE VICE-PRESIDENTS

         Section 8. In the absence of the president, or in the event of his inability or refusal to act, any executive vice president or any vice-president shall each perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The executive vice presidents and the vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                      THE SECRETARY AND ASSISTANT SECRETARY

         Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

         Section 10. The assistant secretary (or if there be more than one, the assistant secretaries in the order determined by the board of directors, or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                      THE TREASURER AND ASSISTANT TREASURER

         Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of all receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

         Section 12. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

         Section 13. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 14. The assistant treasurer (or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE VI

                              CERTIFICATE OF STOCK

         Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

         Section 2. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

         Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issue by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require, and/or to give the corporation a bond in such sum, or other security in such form, as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate claimed to have been lost, stolen or destroyed.

                                TRANSFER OF STOCK

         Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

         Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

                             REGISTERED STOCKHOLDERS

         Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                               GENERAL PROVISIONS

                                    DIVIDENDS

         Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                ANNUAL STATEMENT

         Section 3. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                     CHECKS

         Section 4. All checks for demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

         Section 5. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

         Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                 INDEMNIFICATION

         Section 7. The corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

                                  ARTICLE VIII

                                   AMENDMENTS

         Section 1. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the board of directors by the certificate of incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

                            Telcom Engineering, Inc.


                                     BY-LAWS

                                       OF

                                   ARTICLE I.

                                  Shareholders

Section 1 - Meetings.

         A.      Annual Meeting.

                 The annual meeting of the shareholders shall be held on the third Tuesday of March of each year, at the hour of 10:00 a.m., for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be on a legal holiday in the State of Texas, or on a Saturday or Sunday, the meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be. The Board of Directors shall designate the place for the annual meeting of shareholders, but if no place is so designated, then the meeting shall be held at the registered office of the corporation.

         B.      Special Meetings.

                 The Board of Directors, the President, or the holders of not less than one-tenth (1/10) of all shares entitled to vote at a meeting may call a special meeting of the shareholders and designate any place as the place of such meeting. If no such designation is made, the place of such meeting shall be the registered office of the corporation.

         C.      Waiver of Notice.

                 A waiver of notice signed by all the shareholders entitled to vote at any meeting may designate any place as the place for holding of such meeting. In case of a special meeting, the waiver must state the purpose or purposes for which the meeting is called.

Section 2 - Notice of Meeting.

         Written or printed notice stating the place, day, and hours of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty
(50) days before the date of the meeting in the case of the annual meeting, and not less than ten (10) nor more than fifty (50) days before the meeting in case of a special meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or the person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

Section 3 - Closing of Transfer Books or Fixing of Record Date.

         For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of a corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the by-laws, or in the absence of an applicable by-law, the Board of Directors, may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the meeting on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders had been made as provided in the section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

Section 4 - Voting Lists.

         A. The officer or agent having charge of the stock transfer books of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books shall be prima-facie evidence as to who are the shareholders entitled to examine such list of transfer books or to vote at any meeting of shareholders.

         B. An officer or agent having charge of the stock transfer books who shall fail to prepare the list of shareholders or keep the same on file for a period of ten (10) days, or produce and keep it open for inspection at the meeting, as provided in this section, shall be liable to any shareholder suffering damage on account of such failure, to the extent of such damage. In the event that such officer or agent does not receive notice of a meeting of shareholders sufficiently in advance of the date of such meeting or reasonably to enable him to comply with the duties prescribed by this section, the corporation, but not such officer or agent, shall be liable to any shareholder suffering damage on account of such failure, to the extent of such damage.

         C. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

Section 5 - Quorum.

         A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such next meeting after adjournment at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Section 6 - Voting of Shares.

         A. Each outstanding share, regardless of class, shall be entitled to vote on each matter submitted to vote in a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation.

         B. Treasury shares, shares of its own stock owned by another corporation the majority of the voting stock of which is owned or controlled by it, and shares of its own stock held by a corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

         C. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law.

         D. At each election for directors, if cumulative voting is permitted by the Articles of Incorporation, any shareholder who intends to cumulate his votes shall give written notice of such intention to the secretary of the corporation on or before the day preceding the election at which such shareholder intends to cumulate his votes.

         E. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may authorize or, in the absence of such authorization, as the Board of Directors of such corporation may determine.

         F. Shares held by an administrator, executor, guardian, or conservator may be voted by him so long as such shares forming a part of an estate are in the possession and forming a part of the estate being served by him, either in person or by proxy without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name as trustee.

         G. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in appropriate order of the court by which such receiver was appointed.

         H. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Section 7 - Voting Trusts and Voting Agreements.

         A.      Voting Trusts.

         Any number of shareholders of a corporation may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period of not to exceed ten (10) years, by entering into a written voting trust agreement specifying the terms and conditions of the voting trusts, by depositing a counterpart of the agreement with the corporation at its registered office, and by transferring their shares to such trustee or trustees for the purposes of the agreement. The counterpart of the voting trusts agreement so deposited with the corporation shall be subject to the same right of examination by a shareholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trusts, either in person or by agent or attorney, at any reasonable time for any proper purpose.

         B.      Voting Agreements.

         Any number of shareholders may enter into a voting agreement in writing for the purpose of voting their shares as a unit, in the manner prescribed in the agreement, on any matter submitted to a vote at a meeting of shareholders for a period of not exceeding ten (10) years from the date of the execution of the agreement. A counterpart of the agreement shall be deposited with the corporation at its principal office and shall be subject to the same right of examination by a shareholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation. Each certificate representing shares held by the parties to the agreement shall contain a statement that the shares represented by the certificate are subject to the provisions of a voting agreement, the counterpart of which has been deposited with the corporation at its principal office. Upon such deposit of the counterpart of the agreement and endorsement of the prescribed statement upon the certificates representing shares, the agreement shall be specifically enforceable in accordance with the principles of equity.

Section 8 - Method of Voting.

         Voting on any question or in any election may be by voice vote or by show of hands unless the presiding officer shall order or any shareholder shall demand the voting be by written ballot.

Section 9 - Rules of Procedure.

         To the extent applicable, Robert's Rules of Order shall govern the conduct of and procedure at all shareholders' meetings.

Section 10 - Informal Action by Shareholders.

         Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if they consent in writing, setting forth the action so taken. The consent shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof,and shall have the same force and effect as a unanimous vote of the shareholders. Such unanimous written consent shall be delivered to the Secretary of the corporation for inclusion in the minute books of the corporation.

                                   ARTICLE II.

                               Board of Directors

Section 1 - General Powers.

         The Board of Directors shall have the management of the business and affairs of the corporation and may exercise all of the powers herein enumerated and all other powers incidental or appropriate thereto, subject only to the restrictions imposed by law, by the Articles of Incorporation or by these by-laws. Included among the powers of the Board of Directors, but not in limitation thereof, are the following:

         1) To make and change regulations not in consistent with these by-laws for the management of the business and affairs of the corporation.

         2) To purchase or otherwise acquire for the corporation any property, rights, or privileges which the corporation is authorized to acquire.

         3) To pay for any property purchased by the corporation either wholly or in part in money, stocks, bonds, debentures, or other securities of the corporation.

         4) To borrow money and to make and issue notes, bonds, and other negotiable and transferable instruments, mortgages, deed of trust and trust agreements, and to do every act and thing necessary to effectuate the same.

         5) To remove any officer for cause, or any officer other than the President summarily without cause, and in their discretion, from time to time, and to dissolve the powers and duties of any officer upon any other person for the time being.

         6) To appoint and remove or suspend such subordinate officers, agents or factors as they may deem necessary and to determine their duties, and fix, and from time to time change their salaries or remuneration, and to require security as and when they think fit.

         7) To confer upon any officer of the corporation the power to appoint, remove and suspend subordinate officers, agents and factors.

         8) To determine who shall be authorized on the corporation's behalf to make and sign bills, notes, acceptances, endorsements, checks, releases, receipts, contracts and other instruments.

         9) To delegate any of the powers of the Board in relation to the ordinary business of the corporation to any standing or special committee, or to any officer or agent (with power to subdelegate), upon such terms as they think fit.

Section 2 - Number.

         The number of directors may be fixed from time to time by resolution of the Board of Directors, but shall be not less than five (5) and not more than seven (7). The number of directors which shall constitute the whole board shall be six

(6). The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article, and each director shall hold office until his successor is elected and qualified. Directors need not be shareholders.

Section 3 - Election.

         At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect directors to hold office until the next succeeding annual meeting.

Section 4 - Term of Office.

         Unless removed in accordance with these by-laws, each director shall hold office for the term for which he is elected and until his successors shall have been elected and qualified.

Section 5 - Removal.

         Any director may be removed from his position as director, either with or without cause, at any special meeting of shareholders if notice of intention to act upon the question of removing such director shall have been stated as one of the purposes for the calling of such meeting.

Section 6 - Vacancies.

         A directorship shall be considered to be vacant upon the happening of any one of the following events:

                  (1)      Death of the person holding such directorship.

                  (2) Acceptance by the Board of Directors or the shareholders of the resignation of the person holding such directorship.

                  (3) Refusal of a person elected to a directorship to manifest his assent to serve.

                  (4) Removal of a director at a special shareholders' meeting as provided in Section 5 of this Article of these by-laws.

Section 7 - Filling of Vacancies.

         Any vacancy occurring in the Board of Directors may be filled at the next meeting of the Board of Directors following the occurrence of such vacancy. Such vacancy shall be filled by the affirmative vote of a majority of the remaining Directors through less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in such directorship.

Section 8 - Election to New Directorship.

         In the event of the creation of one or more new directorships by amendment of these by-laws, then any directorship to be filled by reason of such an increase in the number of directors shall be filled by election at an annual meeting of the shareholders or a special meeting of the shareholders called for that purpose.

Section 9 - Quorum.

         A majority of the number of directors fixed by these by-laws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. Action taken by a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at said meeting which shall be so adjourned.

Section 10 - Regular Meetings.

         A regular meeting of the Board of Directors shall be held without other notice than this by-law, immediately after and at the same place as the annual meeting of the shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

Section 11 - Special Meetings.

         Special meetings of the Board of Directors may be called by the President of the corporation, the Chairman of the Board, or at the request of any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. If no place is designated, then the registered office of the corporation shall serve as the place of such meeting.

Section 12 - Notice.

         Notice of any special meeting shall be given at least there (3) days prior thereto by written notice delivered personally or mailed to each director at his business address or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, so addressed with postage thereon prepaid. If the notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objection to the transaction of any business because the meeting is not lawfully called or convened.

Section 13 - No Statement of Purpose of Meeting Required.

         Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 14 - Compensation.

         By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed per diem sum for attendance at such meeting. No other payment shall be made to directors than provided herein, except, however, that nothing herein shall be construed as preventing any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 15 - Presumption of Assent.

         A director of the corporation who is present at the meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not be available to a director who voted in favor of such action.

Section 16 - Executive Committees.

         The Board of Directors, by resolution or resolutions passed by a majority of the whole Board, may designate one or more committees, each committee to consist of two or more of the directors of the corporation, which, to the extent provided in said resolution or resolutions or in these by-laws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation except where action of the entire board is required by law, and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in these by-laws or as may be determined from time to time by appropriate resolution. All such committees shall keep regular minutes of their proceedings and report the same to the Board when required.

         The delegation to a committee of authority consistent with this section shall not operate to relieve the Board of

Directors, or any member thereof, of any responsibility imposed upon it or him by law.

                                  ARTICLE III.

                                    Officers

Section 1 - Number.

         The officers of the corporation shall be a president, one or more vice-presidents, the number thereof to be determined by the Board of Directors, a secretary and a treasurer, and such other officers as the Board may desire, all of whom shall be elected by the Board of Directors. Any two or more offices may be held by the same person, except the offices of president and secretary.

Section 2 - Election and Term of Office.

         The officers of the corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been otherwise removed.

Section 3 - Removal and Vacancies.

         Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation would be served thereby or otherwise in accordance with these by-laws, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

Section 4 - President.

         The president shall preside at all meetings of the stockholders, appoint and discharge employees and agents of the corporation subject to the approval of the directors, fix the compensation of employees and agents, make and sign contracts and agreements in the name of the corporation, and appoint committees. He shall see that the books, reports, statements and certificates are properly kept, made and filed, if necessary; and he shall generally do and perform all acts incident to the office of president or which may be authorized or required by law, by these by-laws, or by the Board of Directors, not inconsistent herewith.

Section 5 - Vice-President.

         Each vice-president elected by the Board of Directors shall have such powers and shall perform such duties as shall be assigned to him by the Board, not inconsistent herewith.

Section 6 - Secretary.

         The secretary shall:

                  (1) Keep the minutes of the shareholders' and of the Board of Directors' meetings in one or more books provided for that purpose;

                  (2) See that all notices are duly given with the provisions of these by-laws or as required by law. In case of the Secretary's absence or refusal or neglect to give the required notice, such notice may be given at the direction of the President, of the directors, or of the stockholders upon whose request the meeting is called;

                  (3) Be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these by-laws;

                  (4) Keep a register of the post-office address of each shareholder;

                  (5) Sign with the President certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors;

                  (6) Have general charge of the stock transfer books of the corporation;

                  (7) In general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

Section 7 - Treasurer.

         The treasurer shall have the custody of all funds, securities, evidences of indebtedness and other valuable documents of the corporation; he shall receive and give or cause to be given receipts and acquittances for monies paid in on account of the corporation and shall pay out of the funds on hand all just debts of the corporation of whatever nature upon maturity of the same; he shall enter or cause to be entered in books of the corporation to be kept for that purpose full and accurate accounts of all monies received and paid out on account of the corporation, and whenever required by the president or by the Board of Directors, he shall keep or cause to be kept such other books as would show a true record of the expenses, losses, gains, assets and liabilities of the corporation. He shall, unless otherwise directed by the Board of Directors, have charge of the original books and stock ledgers and act as transfer agent in respect of the stock and securities of the corporation; and he shall perform all other duties incident to the office of treasurer.

Section 8 - Assistant Secretaries and Treasurers.

         The assistant secretaries and assistant treasurers, when authorized by the Board of Directors, shall perform such duties as shall be assigned to them by the secretary or treasurer respectively or by the Board of Directors.

Section 9 - Salaries and Reimbursement of Expenses.

         The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation, and the Board of Directors may from time to time authorize the reimbursement of out-of-pocket expenses, which it deems to be a bona fide corporate expense, to any employee regardless of whether the employee is an officer, director or shareholder. Provided however, that in the event the corporation is required by the regular accountants of the corporation or the Internal Revenue Service to classify such reimbursed expense as a dividend paid to said employee, he shall be required to reimburse the corporation for the amount advanced to him and the corporation shall have the authority to withhold said amount from his salary. In such event, the books of the corporation shall reflect the original reimbursement from the corporation to the employee as a loan and the repayment by him as payment of said loan.

                                   ARTICLE IV.

                   Certificates for Shares and Their Transfer

Section 1 - Certificates for Shares.

         Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors, not inconsistent with law. Such certificates shall be signed by the president or a vice-president and by the secretary or an assistant secretary. The name and address of the person to whom the shares represented thereby are issued, with the number of the shares and the date of issue shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificates shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except in a case of a lost, destroyed, or mutilated certificate, in which case a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe and which may otherwise conform to law. When certificates are signed by a Transfer Agent and Registrar, the signatures of the officers required herein may be facsimiles.

Section 2 - Transfer of Shares.

         Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof, or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney authorized by a Power of Attorney duly executed and filed with the secretary of the corporation or his delegate. The person in whose name shares of stock stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

                                   ARTICLE V.

                                   Fiscal Year

         The fiscal year of the corporation shall be designated from time to time by resolution of the Board of Directors.

                                   ARTICLE VI.

                                    Dividends

         The Board of Directors shall from time to time declare, and the corporation pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and by the Articles of Incorporation. When the Board of Directors shall so determine, dividends may be paid in stock.

                                  ARTICLE VII.

                                      Seal

         The Board of Directors shall provide a corporate seal which shall be in the form desired by the Board of Directors. Such seal may be altered at the pleasure of the Board of Directors. A facsimile or other reproduction of such seal may be employed by any means on instruments of any nature requiring execution with the corporate seal.

                                  ARTICLE VIII.

                                Waiver of Notice

         Whenever any notice is required to be given to any shareholder or director of the corporation under the provision of these by-laws or under provisions of any statute, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice, except where such waiver shall be in contravention of law.

                                   ARTICLE IX.

                              Amendment of By-Laws

         The stockholders, by affirmative vote of the holders of a majority of the stock issued and outstanding may amend or alter any of these by-laws. The Board of Directors is hereby delegated the authority to amend or alter any of these by-laws by a vote of a majority of the whole Board. The substance of any such proposed amendment shall be stated in full in the notice of any stockholders' meeting or Directors' meeting unless notice shall have been waived in accordance with these by-laws.

                                   ARTICLE X.

                      Protection of Directors and Officers

         The corporation shall indemnify each former, present and future director or officer of the corporation against, and each such director and officer shall be entitled without further act on his part of indemnity from the corporation for, all expenses (including the amount of judgments and the amount of reasonable settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the corporation itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a director or officer of the corporation or of any other corporation or company which he serves as a director or officer at the request of the corporation, whether or not he continues to be such director or officer at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such director or officer (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to be liable for willful misconduct in the performance of his duty as such director or officer, or (b) in respect of any matter in which any settlement is effected in any amount in excess of the amount of expenses which might reasonably have been incurred by such director or officer had such litigation been conducted to a final conclusion; provided, further, that in no event shall anything herein contained be so construed as to protect, or to authorize the corporation to indemnify, such director or officer against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office as such director or officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such director or officer and shall be in addition to all other rights to which such director or officer may be entitled as a matter of law.

            CODE OF REGULATIONS OF TOWER COMMUNICATION SYSTEMS CORP.

                               ARTICLE I. - SHARES

         (a) Certificate of Shares. Each shareholder of this Company whose stock is paid up shall be entitled to a certificate or certificates showing the amount of shares registered in his name on the books of the Company. Each certificate shall be issued in numerical order from the shares certificate book, and be signed by the President and Secretary. A full record of each certificate as issued shall be entered on the stub thereof. All certificates surrendered to the Company shall be cancelled and no new certificate shall be issued until the former certificate for the same number of shares of the same kind shall have been surrendered and cancelled.

         (b) Transfers of Shares. Transfers of shares shall be made only on the books of the Company by the holder thereof, in person or by his duly authorized holder thereof, in person or by his duly authorized attorney, and must be accompanied by the surrender of the certificates, properly assigned, evidencing the shares so transferred. Certificates so surrendered shall be cancelled and attached to the stubs corresponding thereto in the shares certificate book.

         (c) Lost, Destroyed or Mutilated Certificates. If any share certificate in this Company becomes worn, defaced or mutilated, the Secretary, upon presentation or surrender thereof, may order the same cancelled, and may issue a new certificate in lieu of the same. If any share certificate be lost or destroyed, the Secretary, upon the giving of a proper bond of indemnity, with surety to his satisfaction, may issue a new certificate in lieu thereof to the person entitled to such lost or destroyed certificate.

         (d) Seal. The corporate seal of this Company shall be circular, with the words Tower Communication Systems Corp. in the outer circle, and the words "Corporate Seal" in the inner circle.

         (e) Closing of Transfer Book. The share transfer book shall be closed for the meetings of the shareholders for the period provided for in these regulations, and for such time prior to the payment of dividends as from time to time may be fixed by the Board of Directors, and during such period no shares shall be transferred.

         (f) Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration of share certificates of said Company.

                           ARTICLE II. - SHAREHOLDERS

         (a) Annual Meeting. The annual meeting of the shareholders of this Company shall be held at the office of the corporation on the first Monday of April of each year at 8:00 o'clock P.M., if not a legal holiday, but if a legal holiday, then on the day following at the same hour.

         (b) Special Meetings. Special meetings of the shareholders shall be held at the principal office of the corporation whenever called by writing by the President. Special meetings shall also be called by the President at the written request, which shall state the object and purpose of such meeting, of two Directors of the Company. If the President on such request neglects for three days to call a special meeting, then the Directors making the request may call a special meeting.

         (c) Notice of Meetings. A written or printed notice of each regular or special meeting of the shareholders, stating the time and place, and, in case of special meetings, the objects thereof, shall be given each shareholder appearing on the books of the Company by mailing the same to his last known address at least five days before any such meeting.

         (d) Quorum. At any meeting of the shareholders, the holders of shares entitling them to exercise a majority of the voting power of the Company, present in person or by proxy, shall constitute a quorum of the shareholders, for all purposes, unless the presence of a larger number shall be required by law.

         If the holders of the amount of shares necessary to constitute a quorum shall fail to attend any meeting in person or by proxy at the time and place fixed by these regulations and notice, as provided for herein, a majority in interest of the shareholders present in person or by proxy may adjourn from time to time without notice, other than announcement at the meeting, until holders of the amount of shares requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         (e) Organization. All meetings of the shareholders after organization shall be presided over by the President. In the absence of the President, the Vice President shall preside and shall have all the powers herein conferred upon the President when acting as presiding officer of the meeting. The Secretary of the Company shall act as Secretary of all meetings of the shareholders, but, in the absence of the Secretary at any meeting of the shareholders, the presiding officer may appoint any person to act as Secretary of the meeting.

         (f) Voting. At any meeting of the shareholders only such persons shall be entitled to vote as appear as shareholders upon the books of the Company for not less than five days next prior to such meeting. Each such shareholder shall be entitled to vote in person or by proxy appointed by instrument in writing subscribed by such shareholder, or his duly authorized attorney, and delivered to the Secretary at the meeting.

         At any meeting of the shareholders all questions, except those, decision of which is regulated by statute, shall be determined by a majority vote of the shareholders present in person or by proxy, and in case of a tie vote, the presiding officer at the meeting shall cast the deciding vote.

         (g) Inspectors. At all meetings for the election of Directors after the first election of Directors, three inspectors of election shall be appointed by the Chairman, provided that no person who is the candidate for the office of Director shall be appointed as inspector.

         (h) Order of Business. At all meetings of the shareholders the following order of business shall be observed so far as the same shall be consistent with the purpose of the meeting, viz:

         Calling the roll;
         Reading notice and proof;
         Reading of Minutes of preceding meetings, and action thereon; Report of President;
         Report of Secretary;
         Report of Treasurer;
         Report of Committee;
         Election of Directors;
         Unfinished business;
         New business.

         (i) Action Without Meeting. Any action which the shareholders might lawfully take at any duly held meeting may also be lawfully taken without a meeting in accordance with Section 1701.54 of the Revised Code of Ohio.

                            ARTICLE III. - DIRECTORS

         The number of directors may be fixed from time to time by resolution of the Board of Directors, but shall be not less than five (5) and not more than seven (7). The number of directors which shall constitute the whole board shall be six (6). The directors shall be elected at the annual meeting of the shareholders, except as provided in Section (b) of this Article, and each director shall hold office until his successor is elected and qualified. Directors need not be shareholders.

         (b) Vacancies. In case of any vacancy in the Board of Directors, through death, resignation, disqualification, or other cause, the remaining Directors, by an affirmative vote of a majority thereof, may elect a successor to hold office for the unexpired portion of the term of the Director whose place shall be vacant, and until the election and qualification of his successor.

         (c) Executive Committee. The Board of Directors may elect from their own number three persons who shall constitute the Executive Committee, which shall have charge of the management of the business and affairs of the Company in the interim between meetings of Directors, with power to fix prices for the Company's products, determine credits, and generally discharge the duties of the Board of Directors, but not to incur debts except for current expenses and to replace stock or raw materials in the usual course of business, unless especially authorized. Such Executive Committee shall at all times act under the direction and control of the Board of Directors and shall make report of their acts and transactions to the Board, which shall form part of the records of the Company.

                             ARTICLE IV. - OFFICERS

Amended by Written Consent of the Sole Shareholder dated September 1, 1992 to read as follows:

         "(a) Executive Officers. The officers of this Corporation shall be a President, a Secretary, a Treasurer and, if so desired by the Board of Directors, a chairman of the Board, one or more Vice-President, and such other officers and assistant officers as may be deemed necessary. Said officers shall be chosen by the Board of Directors, and shall hold office for one year, and until their successors are elected and qualified.

         Any officer or employee elected or appointed by the Board of Directors, other than that of director, may be removed at any time upon vote of the majority of the whole Board of Directors.

         The same person may hold more than one office, other than that of President and Vice-President.

         In case of the absence of any officer of the Corporation, for any reason which the Board of Directors may deem sufficient, the Board of Directors may delegate the powers or duties of such officer to any other officer or to any director, provided a majority of the whole Board of Directors concur therein.

         (b) Vacancies. If the office of any Executive Officer shall become vacant by reason of death, resignation or disqualification, or other cause, the remaining Directors by the affirmative vote of a majority thereof, may elect a successor to hold office for the unexpired term in respect to which such vacancy occurred or was created."

                         ARTICLE V. - DUTIES OF OFFICERS

         (a) The President. The President shall preside at all meetings of shareholders and directors, sign the records thereof, and together with the Secretary sign all share certificates and all other written contracts and obligations of the Company; he shall also countersign all checks with the Treasurer; he shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board are carried into effect; he shall be ex officio, a member of all standing committees and shall perform all the duties incident to the office and such other and further duties as may from time to time be required of him by the directors or shareholders.

         (b) Vice President. The Vice President shall perform all the duties of the President in case of his absence or disability. In case the President and Vice President are absent and unable to perform their duties as shareholders or Directors, the shareholders or Directors, as the case may be, may appoint a president pro tempore.

         (c) Secretary. The Secretary shall keep minutes of all meetings of shareholders, directors and committees in books provided for that purpose; he shall attend to the giving and serving of all notices of the Company; he shall be the transfer agent of the Company for the transfer of all share certificates; he shall record all transfers of shares and cancel and preserve all share certificates transferred and keep a record alphabetically arranged of all the shareholders of the company, showing the number and classes of shares held by each and the time when they became shareholders; he shall prepare such list as of the date fixed for closing the books against transfers or the record date fixed before any meeting of shareholders and be prepared to produce the same on the request of any shareholders at any meeting of the shareholders; he shall keep such books as may be required by law, shall have charge and custody of the corporate seal and with the President shall issue and sign all share certificates and perform such other and further duties as may from time to time be required of him by the Directors or shareholders.

         (d) Treasurer. The Treasurer shall have custody of all the funds and securities of the Company which may come into his hands; when necessary or proper, he shall endorse on behalf of the Company for collection checks, notes and other obligations and shall deposit the same to the credit of the Company in such bank or banks or depository as the Board of Directors may designate; he shall sign all receipts and vouchers for payment made to the Company; he shall, with the President, sign all checks made out by the Company and shall pay out and dispose of the same under the direction of the Board of Directors; he shall enter regularly in books of the Company to be kept by him for that purpose, full and accurate account of all money paid and received by him on account of the Company; he shall render to the Board of Directors at each regular meeting thereof, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of such Company and generally perform all duties incident to such office and such other and further duties as may from time to time be required of him by the Directors or shareholders.

                            ARTICLE VI. - AMENDMENTS

         These Regulations may be adopted, amended or repealed by the vote of the owners of a majority in amount of the common stock of this Company at any meeting thereof.

                                     BY-LAWS

                                       OF

                          WEST TEXAS MICROWAVE COMPANY

                                   Article I.

                                  Shareholders

         Section 1 - Annual Meeting. The annual meeting of the shareholders shall be held on the 3rd Tuesday of February of each year, at the hour of 10:00 a.m., for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be on a legal holiday in the State of Texas, or on a Saturday or Sunday, the meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

         Section 2 - Special Meetings. The Board of Directors may designate any place as the place of meeting for any annual meeting or any special meetings of the shareholders of the corporation called by the Board of Directors.

         A waiver of notice signed by all shareholders entitled to vote at any meeting may designate any place as the place for holding of such meeting. If no designation is made, or if a special meeting of shareholders be otherwise called, the place of meeting shall be the principal office of the corporation.

         Section 3 - Notice of Meeting. Written or printed notice stating the place, day and hours of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than forty-five (45) days before the date of the meeting in the case of the annual meeting, and not less than ten (10) nor more than forty-five (45) days before the meeting in case of a special meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the officer of the person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

         Section 4 - Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholder entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifteen (15) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders not more than fifty (50) days and not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

         Section 5 - Voting Lists.

         (a) The officer or agent having charge of the stock transfer books of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at a meeting, arranged in alphabetical order, with the address of, and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation. It shall be subject to inspection by any shareholder at any time during usual business hours. Such lists shall also be produced and kept open at the time and place of the meeting, and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list of transfer books or to vote at any meeting of stockholders.

         (b) Failure to comply with these requirements of this section shall not affect the validity of any action taken at such meeting.

         Section 6 - Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such next meeting after adjournment at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. In no event shall a quorum consist of less than one-third of the shares entitled to vote and represented at such meeting.

         Section 7 - Proxies. At all meetings of the shareholders a shareholder may vote by proxy, executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy, and in no event shall it remain irrevocable for a period of more than eleven (11) months. In no event shall a proxy be valid for a period longer than that allowed by law.

         Section 8 - Holding of Shares. Each outstanding share of every class shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of any class of shares are limited by the Articles of Incorporation.

         Section 9 - Voting of Shares by Certain Holders.

         (a) Shares standing in the name of another corporation may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe, or in the absence of such provision as the Board of Directors of such corporation may determine, except as prohibited by law.

         (b) Shares held by an administrator, executor, guardian or conservator may be voted by him either in person or by proxy, without a transfer of such shares into his name, except as prohibited by law. Shares standing in the name of a trustee, may be voted by him either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

         (c) Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver, without the transfer thereof into his name if the authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

         (d) A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         (d) Shares of its own stock belonging to the corporation or held by it in a fiduciary capacity shall not be voted directly or indirectly, at any meeting. Such shares shall not be counted in determining the total number of outstanding shares at any given time.

         Section 10 - Voting. Every shareholder entitled to vote shall have the right to vote, in person or by proxy, the number of shares owned by him for or against the question presented, and at each election for directors, to vote, in person or by proxy, the number of shares owned by him for each of as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes in the manner set forth in Article 2.29 D of the Texas Business Corporation Act.

         Section 11 - Informal Action by Shareholder. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if they consent in writing, setting forth the action so taken. The consent shall be signed by all of the shareholders entitled to vote on the subject matter of the consent.

                                   Article II.

                               Board of Directors

         Section 1 - General Powers. The Board of Directors shall have the management of the business and affairs of the corporation and may exercise all of the powers herein enumerated and all other powers incidental or appropriate thereto, subject only to the restrictions imposed by law, by the Articles of Incorporation or by these by-laws. Included among the powers of the Board of Directors, but not in limitation thereof, are the following:

         1) To make and change regulations not inconsistent with these by-laws for the management of the business and affairs of the corporation.

         2) To purchase or otherwise acquire for the corporation any property, rights, or privileges which the corporation is authorized to acquire.

         3) To pay for any property purchased by the corporation either wholly or in part in money, stocks, debentures, bonds, or other securities of the corporation.

         4) To borrow money and to make and issue notes, bonds, and other negotiable and transferable instruments, mortgages, deed of trust and trust agreements, and to do every act and thing necessary to effectuate the same.

         5) To remove any officer for cause, or any officer other than the President summarily without cause, and in their discretion, from time to time, and to dissolve the powers and duties of any officer upon any other person for the time being.

         6) To appoint and remove or suspend such subordinate officers, agents or factors as they may deem necessary and to determine their duties, and fix, and from time to time change their salaries or remuneration, and to require security as and when they think fit.

         7) To confer upon any officer of the corporation the power to appoint, remove and suspend subordinate officers, agents and factors.

         8) To determine who shall be authorized on the corporation's behalf to make and sign bills, notes, acceptances, endorsements, checks, releases, receipts, contracts and other instruments.

         Section 2 - Number, Tenure and Qualifications. The number of directors may be fixed from time to time by resolution of the Board of Directors, but shall be not less than five (5) and not more than seven (7). The number of directors of the corporation shall be six (6). Each original director named in the Articles of Incorporation shall hold office until the first annual meeting of the shareholders and until his successor shall have been elected and qualified. The directors shall be elected at the annual meeting of the shareholders, and each director shall be elected to serve until his successor shall be elected and shall qualify.

         Section 3 - Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this by-law, immediately after and at the same place as the annual meeting of the shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

         Section 4 - Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or at the request of the president or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them.

         Section 5 - Notice. Notice of any special meeting shall be given at least five (5) days prior thereto by written notice delivered personally or mailed to each director at his business address or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, so addressed with postage thereon prepaid. If the notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objection to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 6 - Quorum. A majority of the number of directors fixed by these by-laws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. Action taken by a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If at any meeting of the Board of Directors there shall be less than a quorum present,a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at said meeting which shall be so adjourned.

         Section 7 - Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

         The Board of Directors shall have the power to make interim appointments of unfilled positions to the Board of Directors, which appointments shall be ratified by the stockholders at the corporation's next annual meeting. Any interim appointee shall have all the powers and duties of a regularly elected member of the Board of Directors.

         Section 8 - Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed per diem sum for attendance at such meeting. No other payment shall be made to directors than provided herein, except, however, that nothing herein shall be construed as preventing any director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 9 - Presumption of Assent. A director of the corporation who is present at the meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                                   ARTICLE III

                                    Officers

         Section 1 - Number. The officers of the corporation shall be a president, a secretary and such other officers or assistant officers as may be deemed necessary by the Board of Directors. Any two or more offices may be held by the same person except the offices of president and secretary.

         Section 2 - Election and Term of Office. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been otherwise removed.

         Section 3 - Removal and Vacancies. Any officers or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation would be served thereby or otherwise in accordance with these by-laws. A vacancy in any office because of death resignation, removal, disqualification or otherwise shall be filed by the Board of Directors for the unexpired portion of the term.

         Section 4 - President. The president shall preside at all meetings of the stockholders, appoint and discharge employees and agents of the corporation subject to the approval of the directors, fix the compensation of employees and agents, make and sign contracts and agreements in the name of the corporation and appoint committees. He shall see that the books, reports, statements and certificates are properly kept, made and filed, if necessary; and he shall generally do and perform all acts incident to the office of president or which may be authorized or required by law, by these by-laws, or by the Board of Directors, not inconsistent herewith.

         Section 5 - Vice-President. The executive vice president and each vice-president elected by the Board of Directors shall have such powers and shall perform such duties as shall be assigned to him by the Board, not inconsistent herewith.

         Section 6 - Secretary. The secretary shall give or cause to be given notice of all meetings of stockholders, and directors and all other notices required by law or by these by-laws. And in case of his absence or refusal or neglect so to do any such notice may be given at the direction of the president, of the directors, or of the stockholders upon whose request the meeting is called. The secretary shall record all the proceedings of the meetings of the corporation in a book to be kept for that purpose and shall preform such other duties as may be assigned to him by the Board or by the president. He shall have the custody of the seal of the corporation, and shall affix the same to all instruments requiring it, when authorized by the directors or by the president, and he shall attest to such instrument. In addition, the secretary shall generally do and perform all acts incident to the office of secretary or which may be authorized or required by law, by these by-laws, or by the Board of Directors, not inconsistent herewith.

         Section 7 - Treasurer. The treasurer shall have the custody of all funds, securities, evidences of indebtedness and other valuable documents of the corporation; he shall receive and give or cause to be given receipts and acquittances for monies paid in on account of the corporation and shall pay out of the funds on hand all just debts of the corporation of whatever nature upon maturity of the same; he shall enter or cause to be entered in books of the corporation to be kept for that purpose full and accurate accounts of all monies received and paid out on account of the corporation, and whenever required by the president or by the Board of Directors, he shall keep or cause to be kept such other books as would show a true record of the expenses, losses, gains, assets and liabilities of the corporation. He shall, unless otherwise directed by the Board of Directors, have charge of the original books and stock ledgers and act as transfer agent in respect of the stock and securities of the corporation; and he shall perform all other duties incident to the office of treasurer.

         Section 8 - Assistant Secretaries and Treasurers. The assistant secretaries and assistant treasurers, when authorized by the Board of Directors, shall perform such duties as shall be assigned to them by the secretary or treasurer respectively or by the Board of Directors.

         Section 9 - Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                   Article IV

                   Certificates for Shares and Their Transfer

         Section 1 - Certificates for Shares. Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors, not inconsistent with law. Such certificates shall be signed by the president, executive vice-president or a vice-president and by the secretary or an assistant secretary. The name and address of the person to whom the shares represented thereby are issued, with the number of the shares and the date of issue shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificates shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except in a case of a lost, destroyed, or mutilated certificate, in which case a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe and which may otherwise conform to law. When certificates are signed by a Transfer Agent and Registrar, the signatures of the officers required herein may be facsimiles.

         Section 2 - Transfer of Shares. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof, or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney authorized by a Power of Attorney duly executed and filed with the secretary of the corporation or his delegate. The person in whose name shares of stock stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

                                    Article V

                                   Fiscal Year

         The fiscal year of the corporation shall be designated from time to time by resolution of the Board of Directors.

                                   Article VI

                                    Dividends

         The Board of Directors shall from time to time declare and the corporation pay dividends on its outstanding shares in the manner and upon the terms and conditions provided by law, and by the Articles of Incorporation.

                                   Article VII

                                      Seal

         The Board of Directors shall provide a corporate seal which shall be circular in form, which shall contain a star in the middle and which shall have inscribed thereon the name of the corporation.

                                  Article VIII

                                Waiver of Notice

         Whenever any notice is required to be given to any shareholder or director of the corporation under the provision of these by-laws or under provisions of any statute, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice, except where such waiver shall be in contravention of law.

                                   Article IX

                                   Amendments

         Section 1 - Amendment of By-Laws. The stockholders, by affirmative vote of the holders of two-thirds (2/3) of the stock issued and outstanding, or the directors, by the affirmative vote of two-thirds (2/3) of the directors, may at any meeting, provided the substance of the proposed amendment shall have been stated in the notice of the meeting (or the notice shall have been waived in accordance with these by-laws), amend or alter any of these by-laws.

                                    Article X

                      Protection of Directors and Officers

         The corporation shall indemnify each former, present and future director or officer of the corporation against, and each such director and officer shall be entitled without further act on his part to indemnity from the corporation for, all expenses (including the amount of judgments and the amount of reasonable settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the corporation itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a director or officer of the corporation or of any other corporation or company which he serves as a director or officer at the request of the corporation, whether or not he continues to be such director or officer at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such director or officer (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to be liable for wilful misconduct in the performance of his duty as such director or officer, or (b) in respect of any matter in which any settlement is effected in any amount in excess of the amount of expenses which might reasonably have been incurred by such director or officer had such litigation been conducted to a final conclusion; provided, further, that in no event shall anything herein contained be so construed as to protect, or to authorize the corporation to indemnify, such director or officer against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of his wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office as such director or officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such director or officer and shall be in addition to all other rights to which such director or officer may be entitled as a matter of law.

                  WESTERN STATES MICROWAVE TRANSMISSION COMPANY

                                      *****

                                  B Y - L A W S

                                      *****



                                    ARTICLE I

                                     OFFICES

         Section 1. The principal office shall be in the City of Reno, County of Washoe, State of Nevada.

         Section 2. The corporation may also have offices at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                          MEETINGS OF THE STOCKHOLDERS

         Section 1. All annual meetings of the stockholders shall be held in the City of Los Angeles, State of California. Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

         Section 2. Annual meetings of stockholders, commencing with the year 1983, shall be held on the third Wednesday of June, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 9:30 A. M., at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

         Section 3. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

         Section 4. Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

         Section 5. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 6. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except a otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 7. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 8. Every stockholder of record of the corporation shall be entitled at such meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

         Section 9. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six months from the date of its execution unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

         Section 10. Any action which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. The number of directors may be fixed from time to time by resolution of the Board of Directors, but shall be not less than five (5) and not more than seven (7). The number of directors which shall constitute the whole board shall be six (6). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         Section 2. Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. When one or more directors shall give notice of his or their resignation to the board, effective at a future date, the board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

         Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

         Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Nevada.

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

         Section 7. Special meetings of the board of directors may be called by the president or secretary on the written request of two directors. Written notice of special meetings of the board of directors shall be given to each director at least one (1) day before the date of the meeting.

         Section 8. A majority of the board of directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

                             COMMITTEES OF DIRECTORS

         Section 9. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

         Section 10. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

                            COMPENSATION OF DIRECTORS

         Section 11. The directors may be paid their expenses, if any, of attendance at each meeting for the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                     NOTICES

         Section 1. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram.

         Section 2. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meetings; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

         Section 3. Whenever any notice whatever is required to be given under the provisions of the statutes, of the articles of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

         Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice president, a secretary and a treasurer. Any person may hold two or more offices.

         Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board.

         Section 3. The board of directors may appoint additional vice presidents, and assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

         Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

         Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

                                  THE PRESIDENT

         Section 6. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the board of directors are carried into effect.

         Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                               THE VICE PRESIDENT

         Section 8. The vice president shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors may from time to time prescribe.

                                  THE SECRETARY

         Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

                                  THE TREASURER

         Section 10. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

         Section 11. He shall disburse the funds of the corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the board, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

         Section 12. If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                                   ARTICLE VI

                              CERTIFICATES OF STOCK

         Section 1. Every stockholder shall be entitled to have a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate shall set forth in full or summarize the rights of the holders of such stock.

         Section 2. Whenever any certificate is counter-signed or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be the officer or officers of such corporation.

                                LOST CERTIFICATES

         Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with
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respect to the certificate alleged to have been lost or destroyed.

                                TRANSFER OF STOCK

         Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                            CLOSING OF TRANSFER BOOKS

         Section 5. The directors may prescribe a period not exceeding sixty days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than sixty days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

                             REGISTERED STOCKHOLDERS

         Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                                   ARTICLE VII

                               GENERAL PROVISIONS

                                    DIVIDENDS

         Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

         Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sums or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.
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                                     CHECKS

         Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

         Section 4. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

         Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

                                  ARTICLE VIII

                                   AMENDMENTS

         Section 1. These by-laws may be altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.